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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        ______________________________

                                AMENDMENT NO. 2
                                      TO
                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        ______________________________


       Date of report (Date of earliest event reported): August 3, 2001



                              AF BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)


    Federally Chartered          000-24479         56-2098545
(State or other jurisdiction     (Commission      (IRS Employer
      of incorporation)          File Number)   Identification No.)


           21 East Ashe Street
      West Jefferson, North Carolina                   28694
 (Address of principal executive offices)            (Zip Code)


      Registrant's telephone number, including area code:  (336) 246-4344


                                Not Applicable
         (Former name or former address, if changed since last report)

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Items 1 through 3.  Not Applicable.

Item  4.

      On August 7, 2001, AF Bankshares, Inc. (the "Registrant") filed a Current Report on Form 8-K (the "Current Report") announcing that the Board of Directors of the Registrant had declined to reappoint its former accountant, McGladrey & Pullen, LLP ("McGladrey") as the Registrant's independent accountants for the fiscal year ended June 30, 2002. On August 3, 2001, the Board of Directors of the Registrant formally notified McGladrey of its decision not to reappoint McGladrey as the Registrant's independent accountants for the fiscal year ended June 30, 2002. On August 16, 2001, the Registrant filed an amended Current Report announcing the engagement of the Registrant's newly appointed independent auditors.

      The decision to change accountants was recommended and approved by the audit committee of the Board of Directors of the Registrant (the "Audit Committee").

      During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

      There were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to McGladrey's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. McGladrey was provided with a copy of this report and furnished a letter to the Registrant addressed to the U.S. Securities and Exchange Commission that McGladrey agreed with the statements made by the Registrant. Such letter is attached as an exhibit to this report.

      Effective August 13, 2001, the Registrant engaged the following accountants in place of McGladrey to serve as the Registrant's independent auditors for the fiscal year ended June 30, 2002, subject to shareholder approval at the Registrant's Annual Meeting of Shareholders, which is expected to take place on November 4, 2001:

      Larrowe & Company, PLC
      120 West Grayson Street
      P.O. Box 760
      Galax, VA  24333
      (540) 238-1800
      Principal Contact Person:  Michael D. Larrowe

      The Registrant has not consulted the newly engaged accountants regarding either the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements.

Items 5 through 6.  Not applicable.
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Item 7.   Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No Pro forma financial information is required to be filed with this report.

      (c) Exhibits

          The following Exhibits are filed as part of this report:

          EXHIBIT NO.:

          (16) Letter re: Change in Certifying Accountant.

Items 8 through 9.  Not Applicable.
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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AF Bankshares, Inc.


                                    By:  /s/ James A. Todd
                                         -----------------
                                         James A. Todd
                                         President and Chief Executive Officer




Date: October 4, 2001
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                                 EXHIBIT INDEX



 Exhibit                   Description
 -------                   -----------
   16      Letter re: Change in Certifying Accountant.